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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21331

Evergreen Multi-Sector Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street

Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end:      October 31

Date of reporting period:     October 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Multi-Sector Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
28	STATEMENT OF ASSETS AND LIABILITIES
29	STATEMENT OF OPERATIONS
30	STATEMENTS OF CHANGES IN NET ASSETS
31	STATEMENT OF CASH FLOWS
32	NOTES TO FINANCIAL STATEMENTS
47	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
48	ADDITIONAL INFORMATION
55	AUTOMATIC DIVIDEND REINVESTMENT PLAN
56	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Multi-Sector Income Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen Multi-Sector Income Fund maintained their strategy seeking a high level of income with limited exposure to the risks from changing interest rates. Assets of this closed-end fund were allocated among sleeves of U.S. high yield, corporate bonds, investment-grade foreign debt securities and U.S. adjustable-rate, mortgage-backed securities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.47	$18.74	$18.55	$18.91	$20.19

Income from investment operations
Net investment income	1.33	1.68	1.73 [1]	1.60 [1]	1.49 [1]
Net realized and unrealized gains or losses on investments	3.26	(5.35)	0.29	(0.06)	(1.06)
Distributions to preferred shareholders from[1]
Net investment income	(0.03)	(0.30)	(0.51)	(0.45)	(0.28)
Net realized gains	0	0	0	0	0 [2]

Total from investment operations	4.56	(3.97)	1.51	1.09	0.15

Distributions to shareholders from
Net investment income	(2.20)	(1.30)	(1.29)	(1.34)	(1.43)
Net realized gains	0	0	0	(0.01)	0
Tax basis return of capital	(0.22)	0	(0.03)	(0.10)	0

Total distributions to common shareholders	(2.42)	(1.30)	(1.32)	(1.45)	(1.43)

Offering costs charged to capital for
Preferred Shares	0	0	0	0	0 [2]

Net asset value, end of period	$15.61	$13.47	$18.74	$18.55	$18.91

Market value, end of period	$13.73	$11.68	$16.22	$17.07	$16.42

Total return based on market value[3]	44.93%	(21.43)%	2.64%	13.46%	(3.77)%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$656,404	$566,515	$787,919	$780,321	$795,244
Liquidation value of Preferred Shares, end of period (thousands)	$80,035	$80,108	$400,475	$400,402	$400,309
Asset coverage ratio, end of period	385%	249%	296%	299%	299%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.62%	1.90%	1.15%	1.15%	1.11%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	3.07%	1.95%	1.15%	1.15%	1.11%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.15%	1.36%	1.13%	1.14%	1.11%
Interest expense[4]	0.47%	0.54%	0.02%	0.01%	0.00%
Net investment income[5]	9.65%	7.85%	6.54%	6.18%	6.08%
Portfolio turnover rate	93%	92%	95%	62%	80%

1	Calculated based on average common shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.
5	The net investment income ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2009

	Principal Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 2.6%
FIXED-RATE 0.2%
FNMA:
Ser. 2001-25, Class Z, 6.00%, 06/25/2031	$987,713	$1,046,660
Ser. 2001-51, Class P, 6.00%, 08/25/2030	228,104	229,666

		1,276,326

FLOATING-RATE 2.4%
FHLMC:
Ser. 0196, Class A, 1.05%, 12/15/2021	122,452	123,321
Ser. 2390, Class FD, 0.70%, 12/15/2031	123,423	122,523
Ser. 2411, Class F, 0.80%, 02/15/2032	167,343	166,274
Ser. 2431, Class F, 0.75%, 03/15/2032	5,803,607	5,771,669
Ser. 2567, Class FH, 0.65%, 02/15/2033	316,387	314,435
FNMA:
Ser. 1996-46, Class FA, 0.78%, 08/25/2021	73,943	72,732
Ser. 2001-35, Class F, 0.84%, 07/25/2031	47,730	47,578
Ser. 2001-57, Class F, 0.74%, 06/25/2031	48,054	47,756
Ser. 2002-77, Class FH, 0.65%, 12/18/2032	293,959	291,534
Ser. 2002-95, Class FK, 0.74%, 01/25/2033	7,239,621	7,242,595
Ser. 2002-97, Class FR, 0.79%, 01/25/2033	110,134	109,635
Ser. 2003-W8, Class 3F2, 0.59%, 05/25/2042	1,579,903	1,415,414
Ser. G91-16, Class F, 0.73%, 06/25/2021	88,578	88,567
Ser. G92-17, Class F, 1.33%, 03/25/2022	164,185	167,022
GNMA, Ser. 2001-61, Class FA, 0.75%, 09/20/2030	65,388	65,303

		16,046,358

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $17,609,058)		17,322,684

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 24.4%
FIXED-RATE 0.4%
FHLMC, 8.50%, 04/01/2015-07/01/2028	308,683	342,753
FNMA:
6.00%, 04/01/2033	432,503	464,356
6.50%, 11/01/2032	69,281	75,127
7.50%, 07/01/2017-07/01/2032	790,162	866,423
8.00%, 12/01/2024-06/01/2030	232,994	258,506
12.00%, 01/01/2016	36,641	40,188
GNMA:
6.50%, 06/15/2028	91,495	99,050
7.25%, 07/15/2017-05/15/2018	760,649	822,899

		2,969,302

FLOATING-RATE 24.0%
FHLB:
3.37%, 12/01/2034 µ	9,216,315	9,502,680
3.77%, 07/01/2033	303,825	314,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLB:
3.81%, 06/01/2035 µ	$4,083,005	$4,202,585
4.09%, 11/01/2030	592,541	606,147
FHLMC:
3.16%, 10/01/2030	23,858	24,113
3.625%, 09/01/2032	646,712	669,030
3.70%, 07/01/2032	608,666	624,248
3.73%, 10/01/2030	409,892	420,543
3.79%, 10/01/2033	230,652	238,655
3.85%, 06/01/2033	278,480	286,992
3.87%, 04/01/2034 µ	18,020,889	18,471,564
3.90%, 12/01/2026	107,149	109,626
3.99%, 08/01/2030	513,696	536,437
4.07%, 05/01/2019	5,266	5,290
4.11%, 10/01/2037	3,817,215	3,972,288
4.50%, 10/01/2024	50,625	51,911
4.79%, 10/01/2022	84,374	84,719
5.06%, 12/01/2035 µ	5,156,584	5,325,808
5.07%, 07/01/2035	628,598	657,916
5.24%, 06/01/2018	65,468	67,566
5.87%, 02/01/2037 µ	4,263,169	4,519,429
5.92%, 01/01/2027	267,220	273,893
8.50%, 03/01/2030	114,531	125,105
FNMA:
1.35%, 04/01/2028	114,737	115,242
1.69%, 10/01/2034	302,925	298,819
2.70%, 04/01/2017	2,408,409	2,433,253
2.76%, 10/01/2035	3,561,103	3,593,777
2.78%, 12/01/2035-01/01/2038 µ	9,602,519	9,729,500
2.86%, 12/01/2017	906,396	915,439
2.875%, 04/01/2019	60,864	61,397
2.89%, 04/01/2034 µ	5,718,811	5,772,801
2.97%, 02/01/2035	1,201,311	1,202,823
3.05%, 06/01/2031	146,968	153,414
3.09%, 08/01/2036 µ	6,396,191	6,585,299
3.12%, 02/01/2017	2,038,409	2,062,471
3.22%, 07/01/2036	5,380,019	5,524,219
3.26%, 04/01/2036 µ	4,526,654	4,644,247
3.29%, 06/01/2024	192,726	195,710
3.30%, 01/01/2036	3,658,747	3,733,446
3.43%, 07/01/2038 µ	3,227,883	3,306,030
3.44%, 02/01/2035	460,220	475,919
3.47%, 07/01/2026-02/01/2038	518,734	540,953
3.50%, 12/01/2028	50,384	51,265

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
3.57%, 01/01/2026	$412,129	$423,133
3.60%, 12/01/2031	89,259	91,066
3.65%, 12/01/2026	125,709	129,046
3.73%, 09/01/2032	209,706	217,185
3.81%, 01/01/2030	75,595	79,913
3.84%, 08/01/2030	266,915	276,682
3.90%, 12/01/2009	30,523	30,523
4.01%, 07/01/2038	296,046	300,115
4.04%, 10/01/2034 µ	14,494,785	14,889,149
4.17%, 10/01/2029	132,141	133,529
4.22%, 03/01/2034	738,909	760,008
4.23%, 09/01/2027	197,146	202,255
4.25%, 01/01/2017	82,410	83,958
4.29%, 06/01/2029	384,648	392,979
4.30%, 01/01/2015	38,434	39,124
4.35%, 07/01/2030	111,621	113,138
4.36%, 02/01/2035 µ	7,501,933	7,807,937
4.37%, 05/01/2035 µ	4,815,072	4,954,250
4.45%, 05/01/2030	250,977	258,401
4.46%, 07/01/2033	198,977	203,836
4.53%, 03/01/2034	28,143	29,200
4.55%, 07/01/2038	3,225,474	3,304,378
4.58%, 04/01/2033	166,033	171,851
4.60%, 12/01/2036	56,541	58,510
4.62%, 08/01/2028	78,681	80,294
4.75%, 12/01/2016	10,774	10,961
4.79%, 04/01/2031-12/01/2034	2,359,674	2,390,549
4.85%, 04/01/2034 µ	4,037,818	4,056,343
4.95%, 01/01/2034	503,428	520,942
4.98%, 03/01/2033	171,800	177,965
5.11%, 12/01/2022	14,821	15,120
5.28%, 04/01/2025	134,410	138,673
5.37%, 02/01/2036	2,837,269	2,967,554
5.55%, 09/01/2024	11,721	12,001
5.58%, 08/01/2027	317,978	326,748
6.00%, 05/01/2021-08/01/2021	18,046	18,821
6.09%, 11/01/2024	254,601	260,354
6.11%, 12/01/2013	358,670	367,723
6.14%, 12/01/2020	115,270	120,257
6.55%, 09/01/2037 µ	4,300,057	4,602,404
6.61%, 09/01/2032 µ	3,819,909	3,939,931

		157,443,875

Total Agency Mortgage-Backed Pass Through Securities (cost $156,698,139)		160,413,177

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 0.1%
FIXED-RATE 0.1%
FNMA, Ser. 2001-T10, Class A2, 7.50%, 12/25/2041 (cost $350,286)	$321,917	$354,123

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.9%
FIXED-RATE 0.5%
Bear Stearns Comml. Mtge. Securities Trust, Ser. 2007-PW15, Class A4, 5.33%, 02/11/2044	1,415,000	1,292,892
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG9, Class AM, 5.48%, 03/10/2039	200,000	154,591
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Class AM, 5.36%, 11/21/2041	2,445,000	1,985,720

		3,433,203

FLOATING-RATE 1.4%
Citigroup Comml. Mtge. Trust, Ser. 2007-C6, Class A4, 5.70%, 12/10/2049	1,875,000	1,715,777
GE Comml. Mtge. Trust:
Ser. 2006-C7, Class AM, 5.79%, 06/10/2046	2,875,000	2,382,475
Ser. 2007-C9, Class A4, 5.82%, 12/10/2049	1,400,000	1,299,396
Morgan Stanley Capital I Trust:
Ser. 2006-IQ11, Class AM, 5.77%, 10/15/2042	240,000	199,138
Ser. 2007-2A, Class 2A, 5.81%, 08/12/2045 144A	4,505,000	3,285,466

		8,882,252

Total Commercial Mortgage-Backed Securities (cost $9,029,452)		12,315,455

CORPORATE BONDS 49.5%
CONSUMER DISCRETIONARY 7.2%
Auto Components 1.1%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	4,575,000	3,774,375
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	1,180,000	1,206,550
8.625%, 12/01/2011	690,000	715,013
9.00%, 07/01/2015	237,000	245,295
10.50%, 05/15/2016	730,000	793,875
Metaldyne Corp., FRN, 10.28%, 04/09/2014	506,870	376,052

		7,111,160

Diversified Consumer Services 0.2%
Carriage Services, Inc., 7.875%, 01/15/2015	1,425,000	1,346,625
Service Corporation International:
6.75%, 04/01/2015	95,000	92,863
7.50%, 04/01/2027	200,000	179,000

		1,618,488

Hotels, Restaurants & Leisure 1.6%
Boyd Gaming Corp.:
7.125%, 02/01/2016	375,000	326,250
7.75%, 12/15/2012	95,000	94,763
Caesars Entertainment, Inc., 7.875%, 03/15/2010	785,000	783,037

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Harrah’s Entertainment Corp.:
10.00%, 12/15/2018 144A	$250,000	$191,250
11.25%, 06/01/2017 144A	2,025,000	2,075,625
Hyatt Hotels Corp., 6.875%, 08/15/2019 144A	715,000	730,713
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 • +	1,050,000	422,625
MGM MIRAGE:
6.625%, 07/15/2015	500,000	381,250
8.50%, 09/15/2010	780,000	778,050
11.125%, 11/15/2017 144A	400,000	442,000
11.375%, 03/01/2018 144A	55,000	49,775
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	60,000	62,400
Scientific Games Corp., 9.25%, 06/15/2019 144A	450,000	461,250
Seneca Gaming Corp., 7.25%, 05/01/2012	205,000	198,850
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	1,205,000	861,575
Speedway Motorsports, Inc., 8.75%, 06/01/2016 144A	695,000	729,750
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	1,384,000	121,100
Universal City Development Partners, Ltd.:
8.875%, 11/15/2015 144A	360,000	358,200
10.875%, 11/15/2016 144A	235,000	236,175
11.75%, 04/01/2010	1,610,000	1,622,075
Wynn Resorts, Ltd., 7.875%, 11/01/2017 144A	50,000	49,375

		10,976,088

Household Durables 0.9%
D.R. Horton, Inc., 9.75%, 09/15/2010	2,190,000	2,283,075
Lennar Corp.:
5.125%, 10/01/2010	700,000	703,500
12.25%, 06/01/2017	60,000	72,300
Libbey, Inc., FRN, 8.26%, 06/01/2011	715,000	695,337
Meritage Homes Corp., 7.00%, 05/01/2014	630,000	601,650
Newell Rubbermaid, Inc., 10.60%, 04/15/2019	950,000	1,172,758
Sealy Corp., 10.875%, 04/15/2016 144A	180,000	202,500

		5,731,120

Internet & Catalog Retail 0.3%
QVC, Inc., 7.50%, 10/01/2019 144A	1,040,000	1,034,800
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016	760,000	786,600

		1,821,400

Media 2.0%
Cablevision Systems Corp., 8.625%, 09/15/2017 144A	95,000	98,800
CBS Corp., 8.875%, 05/15/2019	30,000	33,941
CCO Holdings, LLC, 8.75%, 11/15/2013 •	3,720,000	4,082,700

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Charter Communications, Inc.:
13.50%, 10/30/2016 #	$250,000	$288,907
Step Bond:
10.00%, 04/30/2012 144A • ††	1,914,000	1,952,280
12.875%, 09/15/2014 144A • ††	4,235,000	4,700,850
Dish DBS Corp., 7.875%, 09/01/2019 144A	780,000	802,425
Lamar Media Corp.:
6.625%, 08/15/2015	90,000	86,400
7.25%, 01/01/2013	180,000	177,750
9.75%, 04/01/2014	60,000	66,300
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A •	111,000	63,825
Regal Cinemas, Inc., 8.625%, 07/15/2019 144A	25,000	26,000
Sirius XM Radio, Inc., 9.625%, 08/01/2013	165,000	151,388
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	60,000	64,350
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	335,000	335,000
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	2,121,000	21,210
10.00%, 03/01/2011 •	1,540,000	15,400

		12,967,526

Multiline Retail 0.1%
Macy’s, Inc., 5.90%, 12/01/2016	55,000	51,012
Neiman Marcus Group, Inc., 9.75%, 10/15/2015 @	366,576	326,253
Saks, Inc., 9.875%, 10/01/2011	125,000	127,500

		504,765

Specialty Retail 0.4%
American Achievement Corp.:
8.25%, 04/01/2012 144A	2,525,000	2,512,375
Sr. Disc. Note, Step Bond, 10.25%, 10/01/2012 †	205,000	198,850

		2,711,225

Textiles, Apparel & Luxury Goods 0.6%
Oxford Industries, Inc., 11.375%, 07/15/2015	2,505,000	2,705,400
Visant Corp., 7.625%, 10/01/2012	1,495,000	1,511,819

		4,217,219

CONSUMER STAPLES 2.0%
Beverages 0.5%
Anheuser-Busch InBev, 6.875%, 11/15/2019 144A	2,000,000	2,231,872
Cott Beverages, Inc., 8.00%, 12/15/2011	1,220,000	1,227,625

		3,459,497

Food Products 1.1%
Del Monte Foods Co.:
6.75%, 02/15/2015	25,000	25,062
7.50%, 10/15/2019 144A	1,790,000	1,825,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products continued
Dole Food Company, Inc.:
8.00%, 10/01/2016 144A	$660,000	$671,550
13.875%, 03/15/2014 144A	1,625,000	1,909,375
Smithfield Foods, Inc.:
7.00%, 08/01/2011	1,490,000	1,445,300
10.00%, 07/15/2014 144A	1,200,000	1,266,000
Tyson Foods, Inc.:
7.85%, 04/01/2016	310,000	319,300
10.50%, 03/01/2014	60,000	68,700

		7,531,087

Tobacco 0.4%
Altria Group, Inc., 10.20%, 02/06/2039	1,820,000	2,432,949

ENERGY 7.6%
Energy Equipment & Services 2.1%
Basic Energy Services, Inc., 11.625%, 08/01/2014 144A	365,000	388,725
Bristow Group, Inc.:
6.125%, 06/15/2013	110,000	106,150
7.50%, 09/15/2017	1,355,000	1,310,963
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	2,935,000	2,472,737
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,500,000	1,470,000
Hercules Offshore, Inc., 10.50%, 10/15/2017 144A	660,000	660,000
Hornbeck Offshore Services, Inc.:
8.00%, 09/01/2017 144A	1,605,000	1,596,975
Ser. B, 6.125%, 12/01/2014	1,785,000	1,660,050
Parker Drilling Co., 9.625%, 10/01/2013	884,000	897,260
PHI, Inc., 7.125%, 04/15/2013	2,040,000	1,968,600
Pride International, Inc., 8.50%, 06/15/2019	905,000	1,015,863
SEACOR Holdings, Inc., 7.375%, 10/01/2019	415,000	417,132

		13,964,455

Oil, Gas & Consumable Fuels 5.5%
Alon Refining Krotz Springs, Inc., 13.50%, 10/15/2014 144A	1,135,000	1,078,250
Arch Coal, Inc., 8.75%, 08/01/2016 144A	45,000	46,350
Atlas Energy Resources, LLC, 12.125%, 08/01/2017	530,000	580,350
Chesapeake Energy Corp.:
6.875%, 01/15/2016	4,930,000	4,782,100
9.50%, 02/15/2015	1,470,000	1,598,625
El Paso Corp.:
7.42%, 02/15/2037	1,670,000	1,466,305
12.00%, 12/12/2013	445,000	511,750
Encore Acquisition Co., 6.00%, 07/15/2015	545,000	512,300
Exco Resources, Inc., 7.25%, 01/15/2011	2,970,000	2,970,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Ferrellgas Partners, LP:
8.75%, 06/15/2012	$450,000	$452,250
9.125%, 10/01/2017 144A	290,000	304,500
Forest Oil Corp.:
7.25%, 06/15/2019	975,000	914,063
8.50%, 02/15/2014 144A	660,000	673,200
Frontier Oil Corp., 6.625%, 10/01/2011	885,000	894,956
Holly Corp., 9.875%, 06/15/2017 144A	1,695,000	1,762,800
Murray Energy Corp., 10.25%, 10/15/2015 144A	500,000	497,500
Newfield Exploration Co., 6.625%, 04/15/2016	100,000	99,000
North American Energy Alliance, LLC, 10.875%, 06/01/2016 144A	50,000	52,250
Nustar Logistics, LP, 7.65%, 04/15/2018	1,090,000	1,204,352
Peabody Energy Corp.:
5.875%, 04/15/2016	1,310,000	1,283,800
7.875%, 11/01/2026	2,650,000	2,597,000
Petrohawk Energy Corp.:
7.875%, 06/01/2015	980,000	994,700
10.50%, 08/01/2014	495,000	542,025
Plains Exploration & Production Co., 8.625%, 10/15/2019	2,515,000	2,533,862
Range Resources Corp., 8.00%, 05/15/2019	50,000	52,125
Sabine Pass LNG, LP:
7.25%, 11/30/2013	1,870,000	1,683,000
7.50%, 11/30/2016	2,135,000	1,814,750
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	55,000	54,725
Southwestern Energy Co., 7.50%, 02/01/2018	1,045,000	1,078,963
Tesoro Corp.:
6.50%, 06/01/2017	445,000	400,500
7.50%, 07/17/2012	860,000	780,914
9.75%, 06/01/2019	700,000	722,750
Williams Cos.:
7.50%, 01/15/2031	155,000	160,662
8.125%, 03/15/2012	440,000	479,507
8.75%, 01/15/2020	75,000	86,114

		35,666,298

FINANCIALS 9.4%
Capital Markets 0.5%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	435,000	391,500
12.50%, 11/30/2017	2,507,000	2,795,305

		3,186,805

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Commercial Banks 0.3%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	$1,705,000	$1,739,100
Zions Bancorp, 7.75%, 09/23/2014	220,000	197,092

		1,936,192

Consumer Finance 6.7%
Calpine Construction Finance Corp., 8.00%, 06/01/2016 144A	60,000	61,200
CCH II Capital Corp., 10.25%, 09/15/2010 •	5,035,000	6,110,525
Discover Financial Services, 10.25%, 07/15/2019	785,000	922,180
Ford Motor Credit Co., LLC:
8.70%, 10/01/2014	895,000	894,884
9.75%, 09/15/2010	2,718,000	2,786,879
9.875%, 08/10/2011	2,815,000	2,880,547
GMAC, LLC:
6.75%, 12/01/2014 144A	1,298,000	1,190,915
6.875%, 09/15/2011 144A	1,839,000	1,783,830
6.875%, 08/28/2012 144A	1,844,000	1,761,020
7.00%, 02/01/2012 144A	262,000	252,830
7.50%, 12/31/2013 144A	2,715,000	2,538,525
7.75%, 01/19/2010 144A	2,970,000	2,977,425
8.00%, 12/31/2018 144A	2,822,000	2,342,260
8.00%, 11/01/2031	450,000	382,913
8.00%, 11/01/2031 144A	2,259,000	1,954,035
International Lease Finance Corp.:
4.375%, 11/01/2009	615,000	615,000
4.75%, 01/13/2012	620,000	508,331
4.875%, 09/01/2010	1,205,000	1,152,743
5.125%, 11/01/2010	35,000	32,872
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	3,130,000	3,482,125
Nielsen Financial LLC, Co.:
11.50%, 05/01/2016	10,000	10,675
Sr. Disc. Note, Step Bond, 0.00%, 08/01/2016 †	55,000	47,919
NiSource Finance Corp., 10.75%, 03/15/2016	3,090,000	3,684,834
Pinnacle Foods Finance, LLC, 10.625%, 04/01/2017	450,000	461,250
Sprint Capital Corp.:
6.875%, 11/15/2028	5,085,000	3,839,175
7.625%, 01/30/2011	1,115,000	1,133,119

		43,808,011

Diversified Financial Services 0.8%
Citigroup, Inc., 8.50%, 05/22/2019	205,000	240,031
Leucadia National Corp.:
7.00%, 08/15/2013	480,000	487,200
7.125%, 03/15/2017	1,785,000	1,695,750
8.125%, 09/15/2015	2,655,000	2,701,463

		5,124,444

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) 0.9%
Host Marriott Corp.:
7.125%, 11/01/2013	$810,000	$810,000
9.00%, 05/15/2017 144A	235,000	252,625
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	965,000	948,112
7.00%, 01/15/2016	500,000	480,000
Potlatch Corp., 7.50%, 11/01/2019 144A	660,000	653,400
Ventas, Inc.:
6.75%, 04/01/2017	953,000	919,645
7.125%, 06/01/2015	1,139,000	1,130,457
9.00%, 05/01/2012	555,000	584,138

		5,778,377

Thrifts & Mortgage Finance 0.2%
Residential Capital, LLC, 8.50%, 05/15/2010	1,900,000	1,681,500

HEALTH CARE 2.5%
Biotechnology 0.1%
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/2016 144A	580,000	593,050

Health Care Equipment & Supplies 0.1%
Biomet, Inc.:
10.375%, 10/15/2017 @	310,000	335,187
11.625%, 10/15/2017	315,000	346,894

		682,081

Health Care Providers & Services 2.0%
Apria Healthcare Group, 11.25%, 11/01/2014 144A	1,040,000	1,131,000
HCA, Inc.:
6.30%, 10/01/2012	440,000	433,400
7.875%, 02/01/2011	820,000	840,500
7.875%, 02/15/2020 144A	395,000	407,838
8.50%, 04/15/2019 144A	2,455,000	2,614,575
8.75%, 09/01/2010	1,101,000	1,125,772
9.25%, 11/15/2016	2,750,000	2,880,625
9.625%, 11/15/2016 @	1,331,000	1,415,851
Omnicare, Inc., 6.125%, 06/01/2013	1,240,000	1,196,600
Prospect Medical Holdings, Inc., 12.75%, 07/15/2014 144A	605,000	601,975
Symbion, Inc., 11.75%, 08/23/2015 @	362,317	277,173

		12,925,309

Life Sciences Tools & Services 0.2%
Bio-Rad Laboratories, Inc.:
7.50%, 08/15/2013	525,000	535,500
8.00%, 09/15/2016 144A	490,000	505,925

		1,041,425

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Pharmaceuticals 0.1%
Pfizer, Inc., 5.35%, 03/15/2015	$900,000	$994,872

INDUSTRIALS 4.9%
Aerospace & Defense 2.7%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	1,640,000	1,619,500
DAE Aviation Holdings, Inc., 11.25%, 08/01/2015 144A	375,000	309,375
Geo Group, Inc., 7.75%, 10/15/2017 144A	1,105,000	1,127,100
GeoEye, Inc., 9.625%, 10/01/2015 144A	220,000	228,250
Hexcel Corp., 6.75%, 02/01/2015	1,445,000	1,408,875
L-3 Communications Holdings, Inc.:
5.20%, 10/15/2019 144A	50,000	50,187
5.875%, 01/15/2015	8,040,000	7,859,100
6.375%, 10/15/2015	2,394,000	2,376,045
Spirit AeroSystems Holdings, Inc., 7.50%, 10/01/2017 144A	440,000	438,900
TransDigm Group, Inc., 7.75%, 07/15/2014 144A	445,000	451,675
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	1,810,000	1,814,525

		17,683,532

Airlines 0.4%
Delta Air Lines, Inc.:
9.50%, 09/15/2014 144A	695,000	712,375
12.25%, 03/15/2015 144A	1,295,000	1,246,437
United Airlines, Inc., 10.40%, 05/01/2018	645,000	669,591

		2,628,403

Building Products 0.0%
Associated Materials, LLC, 9.875%, 11/15/2016 144A	255,000	262,650

Commercial Services & Supplies 1.0%
Allied Waste North America, Inc., 6.875%, 06/01/2017	320,000	339,702
Browning-Ferris Industries, Inc., 9.25%, 05/01/2021	1,675,000	2,048,915
Cornell Companies, Inc., 10.75%, 07/01/2012	160,000	164,000
Corrections Corporation of America:
6.25%, 03/15/2013	1,125,000	1,125,000
6.75%, 01/31/2014	325,000	323,375
7.75%, 06/01/2017	1,220,000	1,262,700
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	245,000	265,825
Interface, Inc., 11.375%, 11/01/2013 144A	250,000	271,250
Iron Mountain, Inc.:
6.625%, 01/01/2016	535,000	525,637
7.75%, 01/15/2015	445,000	452,788

		6,779,192

Machinery 0.6%
Commercial Vehicle Group, Inc., 13.00%, 02/15/2013 144A @ +	3,425,000	3,031,125
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	645,000	677,250

		3,708,375

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 0.1%
Kansas City Southern:
8.00%, 06/01/2015	$55,000	$56,650
13.00%, 12/15/2013	445,000	512,863

		569,513

Trading Companies & Distributors 0.1%
United Rentals North America, Inc.:
6.50%, 02/15/2012	490,000	486,325
10.875%, 06/15/2016 144A	60,000	65,400

		551,725

INFORMATION TECHNOLOGY 2.4%
Communications Equipment 0.1%
EchoStar Corp.:
6.625%, 10/01/2014	340,000	332,350
7.75%, 05/31/2015	320,000	328,800

		661,150

Electronic Equipment, Instruments & Components 1.4%
Anixter International, Inc., 10.00%, 03/15/2014	1,475,000	1,604,063
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	1,690,000	1,624,513
Jabil Circuit, Inc., 8.25%, 03/15/2018	5,345,000	5,705,787
Sanmina-SCI Corp., 8.125%, 03/01/2016	510,000	489,600

		9,423,963

Internet Software & Services 0.2%
Terremark Worldwide, Inc., 12.00%, 06/15/2017 144A	1,390,000	1,542,900

IT Services 0.6%
First Data Corp.:
9.875%, 09/24/2015	240,000	222,600
10.55%, 09/24/2015	2,982,957	2,684,661
iPayment, Inc., 9.75%, 05/15/2014	825,000	606,375
Viasystems, Inc., 10.50%, 01/15/2011	475,000	477,375

		3,991,011

Semiconductors & Semiconductor Equipment 0.1%
National Semiconductor Corp., 6.60%, 06/15/2017	55,000	55,708
Spansion, Inc., 11.25%, 01/15/2016 144A •	280,000	239,400

		295,108

MATERIALS 3.9%
Chemicals 1.4%
Dow Chemical Co., 8.55%, 05/15/2019	1,095,000	1,252,170
Huntsman International, LLC, 5.50%, 06/30/2016 144A	1,055,000	917,850
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	2,805,000	2,819,025

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
MacDermid, Inc., 9.50%, 04/15/2017 144A	$228,000	$216,600
Mosaic Co.:
7.30%, 01/15/2028	1,895,000	1,956,587
7.625%, 12/01/2016 144A	1,685,000	1,814,843
Nalco Holding Co., 8.25%, 05/15/2017 144A	55,000	58,025
SOLUTIA, Inc., 8.75%, 11/01/2017	50,000	51,750
Tronox Worldwide, LLC, 9.50%, 12/01/2012 •	340,000	215,050

		9,301,900

Construction Materials 0.6%
CPG International, Inc.:
10.50%, 07/01/2013	1,730,000	1,479,150
FRN, 7.87%, 07/01/2012	745,000	629,525
CRH America, Inc., 8.125%, 07/15/2018	440,000	508,883
Headwaters, Inc., 11.375%, 11/01/2014 144A	625,000	629,687
Texas Industries, Inc., 7.25%, 07/15/2013	510,000	502,350

		3,749,595

Containers & Packaging 0.6%
Exopack Holding Corp., 11.25%, 02/01/2014	2,190,000	2,233,800
Graham Packaging Co., 8.50%, 10/15/2012	1,540,000	1,559,250
Silgan Holdings, Inc., 7.25%, 08/15/2016 144A	440,000	448,800

		4,241,850

Metals & Mining 0.6%
AK Steel Corp., 7.75%, 06/15/2012	485,000	488,637
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	1,855,000	1,991,660
8.375%, 04/01/2017	1,200,000	1,291,789
Indalex Holdings Corp., 11.50%, 02/01/2014 •	3,170,000	51,513

		3,823,599

Paper & Forest Products 0.7%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A	545,000	596,775
Georgia Pacific Corp.:
8.125%, 05/15/2011	800,000	836,000
8.25%, 05/01/2016 144A	60,000	63,900
8.875%, 05/15/2031	230,000	236,900
International Paper Co., 9.375%, 05/15/2019	1,455,000	1,764,313
NewPage Corp., 11.375%, 12/31/2014 144A	350,000	350,875
Verso Paper Holdings, LLC, 11.375%, 08/01/2016	723,000	473,565

		4,322,328

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 2.1%
Cincinnati Bell, Inc., 8.25%, 10/15/2017	$535,000	$530,987
Citizens Communications Co., 7.875%, 01/15/2027	1,720,000	1,586,700
FairPoint Communications, Inc., 13.125%, 04/01/2018 •	1,190,000	196,350
Frontier Communications Corp.:
8.125%, 10/01/2018	1,760,000	1,775,400
8.25%, 05/01/2014	200,000	206,000
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	230,000	247,825
Qwest Corp.:
7.125%, 11/15/2043	795,000	608,175
7.25%, 09/15/2025	275,000	240,625
7.50%, 06/15/2023	1,370,000	1,263,825
7.875%, 09/01/2011	385,000	399,437
8.00%, 10/01/2015 144A	5,000	4,988
8.875%, 03/15/2012	5,040,000	5,329,800
SBA Telecommunications, Inc.:
8.00%, 08/15/2016 144A	605,000	629,200
8.25%, 08/15/2019 144A	100,000	105,000
West Corp., 9.50%, 10/15/2014	65,000	65,325
Windstream Corp., 7.875%, 11/01/2017 144A	720,000	730,800

		13,920,437

Wireless Telecommunication Services 2.0%
CC Holdings GS V, LLC, 7.75%, 05/01/2017 144A	60,000	63,300
Centennial Communications Corp., 8.125%, 02/01/2014	3,505,000	3,640,819
Cricket Communications, Inc.:
7.75%, 05/15/2016 144A	1,045,000	1,047,612
9.375%, 11/01/2014	115,000	112,125
Crown Castle International Corp., 7.125%, 11/01/2019	75,000	74,063
iPCS, Inc., FRN, 3.73%, 05/01/2014 @	220,000	178,200
MetroPCS Communications, Inc., 9.25%, 11/01/2014	1,900,000	1,923,750
Sprint Nextel Corp.:
6.90%, 05/01/2019	425,000	371,875
Ser. D, 7.375%, 08/01/2015	2,835,000	2,526,694
Ser. F, 5.95%, 03/15/2014	3,445,000	3,018,681

		12,957,119

UTILITIES 5.5%
Electric Utilities 3.2%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	7,345,000	8,529,668
CMS Energy Corp.:
8.50%, 04/15/2011	355,000	373,186
8.75%, 06/15/2019	245,000	270,928
Edison Mission Energy, 7.00%, 05/15/2017	60,000	48,750
Energy Future Holdings Corp., 11.25%, 11/01/2017 @	2,175,300	1,424,821

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Electric Utilities continued
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	$235,000	$210,325
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	3,181,076	3,272,532
Mirant North America, LLC, 7.375%, 12/31/2013	1,010,000	999,900
NRG Energy, Inc.:
7.25%, 02/01/2014	510,000	507,450
8.50%, 06/15/2019	1,200,000	1,221,000
Orion Power Holdings, Inc., 12.00%, 05/01/2010	3,735,000	3,875,062
Public Service Company of New Mexico, 7.95%, 04/01/2015	130,000	133,083

		20,866,705

Gas Utilities 0.4%
National Fuel Gas Co., 8.75%, 05/01/2019	2,000,000	2,367,320

Independent Power Producers & Energy Traders 1.4%
AES Corp.:
8.00%, 06/01/2020	50,000	50,250
8.875%, 02/15/2011	1,145,000	1,185,075
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	1,035,000	1,047,937
7.125%, 05/15/2018	835,000	638,775
7.625%, 10/15/2026	1,130,000	774,050
Reliant Energy, Inc.:
6.75%, 12/15/2014	3,872,000	3,959,120
7.625%, 06/15/2014	1,880,000	1,842,400
7.875%, 06/15/2017	50,000	49,250

		9,546,857

Multi-Utilities 0.5%
PNM Resources, Inc., 9.25%, 05/15/2015	555,000	575,813
Texas-New Mexico Power Co., 9.50%, 04/01/2019 144A	2,110,000	2,589,168

		3,164,981

Total Corporate Bonds (cost $312,594,944)		324,825,556

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 13.4%
CONSUMER DISCRETIONARY 0.4%
Media 0.1%
Central European Media Enterprises, Ltd.:
11.625%, 09/15/2016 EUR	450,000	645,687
Class A, FRN, 3.10%, 05/15/2014 EUR	250,000	270,416

		916,103

Multiline Retail 0.3%
Marks & Spencer Group plc, 6.375%, 11/07/2011 GBP	1,000,000	1,728,806

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
CONSUMER STAPLES 1.2%
Beverages 0.1%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	350,000	$578,027

Food & Staples Retailing 0.1%
McDonald’s Corp., 4.25%, 06/10/2016 EUR	700,000	1,067,213

Tobacco 1.0%
British American Tobacco plc, 5.50%, 09/15/2016 GBP	750,000	1,269,888
Imperial Tobacco Group plc, 8.375%, 02/17/2016 EUR	3,000,000	5,230,129

		6,500,017

FINANCIALS 7.5%
Capital Markets 0.1%
Morgan Stanley, 5.375%, 11/14/2013 GBP	560,000	935,487

Commercial Banks 3.7%
Eurofima, 6.25%, 12/28/2018 AUD	2,450,000	2,126,929
European Investment Bank:
3.125%, 04/15/2014 EUR	1,900,000	2,853,891
4.25%, 10/15/2014 EUR	3,000,000	4,715,063
6.125%, 01/23/2017 AUD	8,530,000	7,591,960
Instituto de Credito Oficial, 4.375%, 05/23/2012 EUR	3,800,000	5,915,999
KfW Bankengruppe, 4.50%, 03/26/2013 AUD	995,000	863,066
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	725,000	534,127

		24,601,035

Consumer Finance 1.5%
British American Tobacco Finance plc, 5.375%, 06/29/2017 EUR	1,400,000	2,189,293
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	370,000	649,028
ISS Financing plc, 11.00%, 06/15/2014 EUR	450,000	726,734
Toyota Motor Credit Corp., 8.50%, 12/21/2010 NZD	5,460,000	4,089,514
Virgin Media Finance plc, 8.75%, 04/15/2014 EUR	940,000	1,424,852
Wind Acquisition Finance SpA, 9.75%, 12/01/2015 EUR	300,000	479,022

		9,558,443

Diversified Financial Services 0.7%
FMG Finance Property, Ltd., 9.75%, 09/01/2013 EUR	2,115,000	3,182,574
General Electric Capital Corp., 7.625%, 12/10/2014 NZD	2,000,000	1,489,965

		4,672,539

Insurance 0.5%
AIG SunAmerica, Inc., 5.625%, 02/01/2012 GBP	2,000,000	3,105,244

Thrifts & Mortgage Finance 1.0%
Realkredit Danmark, 2.00%, 01/01/2013 DKK	34,520,000	6,631,649

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
HEALTH CARE 0.3%
Pharmaceuticals 0.3%
Pfizer, Inc., 4.75%, 06/03/2016 EUR	1,200,000	$1,872,591

INDUSTRIALS 0.8%
Aerospace & Defense 0.3%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	1,430,000	2,146,550

Commercial Services & Supplies 0.2%
Iron Mountain, Inc., 6.75%, 10/15/2018 EUR	600,000	874,161

Machinery 0.3%
Harsco Corp., 7.25%, 10/27/2010 GBP	1,000,000	1,698,429
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	250,000	351,356

		2,049,785

MATERIALS 0.9%
Chemicals 0.4%
Huntsman, LLC, 6.875%, 11/15/2013 EUR	465,000	622,729
Nalco Holdings Co., 7.75%, 11/15/2011 EUR	600,000	887,405
Rockwood Specialties Group, Inc., 7.625%, 11/15/2014 EUR	800,000	1,197,924

		2,708,058

Containers & Packaging 0.3%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	900,000	1,297,996
Pregis Corp., FRN, 5.74%, 04/15/2013 EUR	300,000	400,105

		1,698,101

Metals & Mining 0.2%
New World Resources NV, 7.375%, 05/15/2015 EUR	1,000,000	1,372,315

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 1.2%
France Telecom:
4.75%, 02/21/2017 EUR	2,000,000	3,108,174
7.25%, 01/28/2013 EUR	1,850,000	3,090,205
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	900,000	1,403,955

		7,602,334

UTILITIES 1.1%
Multi-Utilities 1.1%
National Grid plc, 4.375%, 03/10/2020 EUR	3,000,000	4,292,199
Veolia Environnement SA, 4.00%, 02/12/2016 EUR	2,000,000	2,943,055

		7,235,254

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $ 82,459,523)		87,853,712

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 17.4%
Caisse d’Amortissement de la Dette Sociale, 4.125%, 04/25/2017 EUR	4,880,000	$7,656,558
Canada, 4.25%, 06/01/2018 CAD	9,800,000	9,714,865
Denmark:
4.00%, 11/15/2015 DKK	24,500,000	5,061,662
4.00%, 11/15/2017 DKK	24,750,000	5,079,954
France, 2.25%, 07/25/2020 EUR	6,511,080	10,229,044
Germany, 4.25%, 07/04/2039 EUR	5,850,000	8,993,445
Italy, 4.25%, 09/01/2019 EUR	2,400,000	3,632,393
Korea:
5.25%, 09/10/2015 KRW	2,850,000,000	2,437,751
5.25%, 03/10/2027 KRW	4,635,000,000	3,791,220
Malaysia, 3.83%, 09/28/2011 MYR	20,900,000	6,270,882
Mexico, 9.50%, 12/18/2014 MXN	73,625,000	6,066,761
Netherlands:
3.75%, 01/15/2023 EUR	1,475,000	2,143,117
4.00%, 01/15/2037 EUR	4,350,000	6,282,604
New Zealand, 6.00%, 12/15/2017 NZD	6,610,000	4,829,509
Norway, 4.25%, 05/19/2017 NOK	59,780,000	10,669,413
Poland, 5.25%, 04/25/2013 PLN	14,350,000	4,952,179
Slovenia, 4.625%, 09/09/2024 EUR	1,425,000	2,117,444
Spain, 4.80%, 01/31/2024 EUR	2,600,000	4,066,794
Sweden, 3.75%, 08/12/2017 SEK	70,000,000	10,295,905

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $110,944,175)		114,291,500

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.3%
FIXED-RATE 0.9%
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	$2,290,000	1,796,429
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	859,616	691,644
Credit Suisse Comml. Mtge. Trust, Ser. 2007-C5, Class A4, 5.70%, 09/15/2040	1,415,000	1,173,538
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	2,920,000	2,277,267

		5,938,878

FLOATING-RATE 1.4%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 1.72%, 09/25/2046	3,762,388	2,021,976
Ser. 2007-1, Class A1, 1.46%, 02/25/2047	757,927	350,776
Banc of America Comml. Mtge., Inc., Ser. 2007-04, Class A4, 5.94%, 02/10/2051	3,654,000	3,404,892
GSR Mtge. Loan Trust, Ser. 2007-AR1, Class 2A1, 5.96%, 03/25/2037	1,637,111	1,129,211

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.41%, 12/25/2036	$4,135,000	$1,578,247
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2006-AR09, Class 2A, 1.60%, 11/25/2046	1,267,044	551,848

		9,036,950

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $14,949,976)		14,975,828

YANKEE OBLIGATIONS – CORPORATE 9.4%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
MDC Partners, Inc., 11.00%, 11/01/2016 144A	160,000	160,800
UPC Holdings BV, 9.875%, 04/15/2018 144A	20,000	21,250
Videotron, Ltd.:
9.125%, 04/15/2018 144A	50,000	54,375
9.125%, 04/15/2018	85,000	92,438

		328,863

ENERGY 1.5%
Oil, Gas & Consumable Fuels 1.5%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	1,695,000	1,466,175
11.75%, 07/15/2014 144A	625,000	684,375
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	5,125,000	4,176,875
Mexichem SAB de CV, 8.75%, 11/06/2019	1,560,000	1,560,000
OPTI Canada, Inc.:
7.875%, 12/15/2014	2,530,000	1,986,050
8.25%, 12/15/2014	415,000	327,850

		10,201,325

FINANCIALS 2.1%
Commercial Banks 0.3%
KfW Bankengruppe, 4.875%, 06/17/2019	2,000,000	2,177,352

Consumer Finance 0.7%
Petrobras International Finance Co., 5.75%, 01/20/2020	2,150,000	2,164,223
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	80,000	75,200
Virgin Media Finance plc, 9.125%, 08/15/2016	100,000	103,500
Wind Acquisition Finance SA, 11.75%, 07/15/2017 144A	1,965,000	2,230,275

		4,573,198

Diversified Financial Services 1.1%
Dexus Finance Property Group, Ltd., 7.125%, 10/15/2014 144A	1,060,000	1,061,864
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	3,215,000	3,544,537
FRN, 4.36%, 09/01/2011 144A	545,000	545,681

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS continued
Diversified Financial Services continued
Preferred Term Securities XII, Ltd., FRN, 0.99%, 12/24/2033 • +	$635,000	$5,601
Ship Finance International, Ltd., 8.50%, 12/15/2013	2,225,000	2,124,875

		7,282,558

HEALTH CARE 0.0%
Pharmaceuticals 0.0%
Elan Corporation plc, 8.75%, 10/15/2016 144A	80,000	74,300

INDUSTRIALS 1.2%
Road & Rail 1.2%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	4,875,000	4,631,250
12.50%, 04/01/2016 144A	480,000	541,200
Tfm de CV, 9.375%, 05/01/2012	2,215,000	2,270,375

		7,442,825

Transportation Infrastructure 0.0%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017 144A	150,000	153,000

MATERIALS 3.0%
Chemicals 0.1%
NOVA Chemicals Corp.:
8.375%, 11/01/2016 144A	475,000	482,719
8.625%, 11/01/2019 144A	515,000	523,369

		1,006,088

Metals & Mining 1.8%
ArcelorMittal SA, 9.85%, 06/01/2019	1,560,000	1,841,486
Evraz Group SA:
8.875%, 04/24/2013	480,000	466,800
8.875%, 04/24/2013 144A	1,380,000	1,357,575
Novelis, Inc., 7.25%, 02/15/2015	2,655,000	2,396,137
Teck Resources, Ltd.:
9.75%, 05/15/2014	885,000	997,838
10.75%, 05/15/2019	1,855,000	2,170,350
Vedanta Resources plc, 9.50%, 07/18/2018 144A	2,420,000	2,426,050

		11,656,236

Paper & Forest Products 1.1%
Cascades, Inc., 7.25%, 02/15/2013	885,000	869,512
Fibria, 9.25%, 10/30/2019 144A	2,115,000	2,199,600
PE Paper Escrow GmbH, 12.00%, 08/01/2014 144A	685,000	751,439
Sappi, Ltd.:
6.75%, 06/15/2012 144A	1,190,000	1,110,964
7.50%, 06/15/2032 144A	3,340,000	2,028,669

		6,960,184

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	$1,185,000	$1,229,438
Intelsat, Ltd.:
8.50%, 01/15/2013	2,495,000	2,516,831
8.50%, 11/01/2019 144A	850,000	854,250
8.875%, 01/15/2015 144A	105,000	105,919
8.875%, 01/15/2015	234,000	237,218
11.25%, 06/15/2016	240,000	256,800
Millicom International Cellular SA, 10.00%, 12/01/2013	260,000	270,075
Telesat Canada, Inc., 11.00%, 11/01/2015	905,000	986,450
Vimpel Communications:
8.375%, 04/30/2013 144A	45,000	46,406
9.125%, 04/30/2018 144A	1,815,000	1,901,212

		8,404,599

UTILITIES 0.2%
Electric Utilities 0.2%
E.ON AG, 5.80%, 04/30/2018	1,000,000	1,094,653
InterGen NV, 9.00%, 06/30/2017 144A	185,000	193,325

		1,287,978

Total Yankee Obligations – Corporate (cost $54,751,434)		61,548,506

	Shares	Value

COMMON STOCKS 0.4%
CONSUMER DISCRETIONARY 0.4%
Auto Components 0.4%
Metaldyne Corp., Class A + ☐ **	4,055	587,975
Metaldyne Corp., Class B + ☐ **	14,273	2,426,410

Total Common Stocks (cost $4,361,359)		3,014,385

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $270,223)	$565,000	470,362

LOANS 5.7%
CONSUMER DISCRETIONARY 1.5%
Abitibi Consolidated, Inc., FRN, 11.00%, 03/30/2010 •	776,355	636,611
Cooper Standard Automotive, Ltd., N/A, 12/23/2011 • <	450,000	415,084

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

LOANS continued
CONSUMER DISCRETIONARY continued
Fontainebleau Resorts, LLC, FRN, 0.28%, 06/06/2014 •	$861,924	$244,803
Ford Motor Co., FRN, 3.25%-3.29%, 12/15/2013	1,279,141	1,128,599
Metaldyne Corp., FRN, 12.25%, 04/09/2014 <	2,219,999	2,226,726
MGM Mirage, N/A, 10/03/2011 <	760,693	685,316
Newsday, LLC, 9.75%, 07/15/2013	2,755,000	2,900,051
Sugarhouse HSP Gaming Properties, LP, FRN, 11.25%, 09/11/2014	1,215,000	1,192,656
Tower Automotive Holdings, FRN, 4.50%-4.625%, 07/31/2013	393,985	139,865
Tropicana Entertainment, LLC, FRN, 2.78%, 01/03/2012 •	1,970,000	640,270

		10,209,981

CONSUMER STAPLES 0.5%
Merisant Co., FRN, 3.75%, 01/11/2010 •	3,678,264	3,200,126

ENERGY 0.6%
Saint Acquisition Corp., FRN, 3.56%, 06/05/2014 <	986,921	844,893
Semgroup Energy Partners, FRN, 8.25%, 07/20/2012	2,925,000	2,861,937

		3,706,830

FINANCIALS 0.3%
CIT Group, Inc., FRN, 13.00%, 01/18/2012	890,000	923,259
Realogy Corp., FRN:
3.25%, 09/01/2014	281,149	236,376
3.29%, 09/01/2014	1,044,268	877,969

		2,037,604

HEALTH CARE 0.1%
HCA, Inc., FRN, 1.78%, 11/18/2012	785,680	729,716

INDUSTRIALS 0.5%
Commercial Vehicle Group, Inc., 15.00%, 02/15/2013	2,246,048	2,104,322
Neff Corp., FRN:
3.78%, 11/30/2014	4,910,000	957,450
3.80%, 05/31/2013 <	613,750	490,485

		3,552,257

MATERIALS 1.8%
LyondellBasell, FRN:
3.74%, 12/20/2013 <	554,250	312,925
3.99%, 12/22/2014 • <	336,453	189,759
5.80%-6.56%, 12/15/2009 <	6,376,878	6,026,213
7.00%, 12/20/2013 <	1,459,959	823,416
13.00%, 12/15/2009 <	4,183,581	4,307,039

		11,659,352

TELECOMMUNICATION SERVICES 0.3%
FairPoint Communications, Inc., FRN, 5.75%, 03/08/2015 •	2,075,398	1,735,303

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

LOANS continued
UTILITIES 0.1%
Scorpion Holding Co., Ltd., FRN, 7.78%, 05/08/2014	$775,000	$709,047

Total Loans (cost $39,858,364)		37,540,216

	Shares	Value

CLOSED END MUTUAL FUND SHARES 0.4%
Dreyfus High Yield Strategies Fund, Inc.	216,382	750,845
Eaton Vance Limited Duration Income Trust	53,764	746,244
ING Prime Rate Trust	12,336	61,927
LMP Corporate Loan Fund, Inc.	16,391	157,026
New America High Income Fund, Inc.	99,690	830,418

Total Closed End Mutual Fund Shares (cost $1,623,072)		2,546,460

SHORT-TERM INVESTMENTS 6.6%
MUTUAL FUND SHARES 6.6%
Evergreen Institutional Money Market Fund, Class I, 0.09% q ø ## (cost $43,654,613)	43,654,613	43,654,613

Total Investments (cost $849,154,618) 134.2%		881,126,577
Other Assets and Liabilities and Preferred Shares (34.2%)		(224,722,546)

Net Assets Applicable to Common Shareholders 100.0%		$656,404,031

µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

#	When-issued or delayed delivery security
††	The rate shown is the stated rate at the current period end.
@	Security is currently paying interest in-kind.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
**	Restricted security
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
KRW	Republic of Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona

The following table shows the percentage of total long-term investments by geographic location as of October 31, 2009:

United States	71.2%
France	3.2%
Luxembourg	2.8%
Canada	2.6%
United Kingdom	2.3%
Denmark	2.2%
Mexico	1.8%
Netherlands	1.6%
Germany	1.4%
Norway	1.3%
Sweden	1.2%
Spain	1.2%
Australia	1.1%
Cayman Islands	0.9%
Bermuda	0.9%
Malaysia	0.7%
South Korea	0.7%
Poland	0.6%
New Zealand	0.6%
Austria	0.5%
Italy	0.4%
Switzerland	0.3%
Slovenia	0.3%
Ireland	0.2%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2009 (unaudited):

AAA	39.0%
AA	2.6%
A	5.0%
BBB	9.1%
BB	18.0%
B	15.6%
CCC	5.2%
Less than CCC	3.0%
NR	2.5%

100.0%

The following table shows the percent of total bonds based on effective maturity as of October 31, 2009 (unaudited):

Less than 1 year	10.7%
1 to 3 year(s)	10.8%
3 to 5 years	26.4%
5 to 10 years	42.5%
10 to 20 years	6.7%
20 to 30 years	2.8%
Greater than 30 years	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $805,500,005)	$837,471,964
Investments in affiliated issuers, at value (cost $43,654,613)	43,654,613

Total investments	881,126,577
Cash	3,435,026
Segregated cash	1,070,000
Foreign currency, at value (cost $2,009,271)	1,996,375
Receivable for securities sold	7,903,862
Principal paydown receivable	815,501
Interest receivable	14,527,602
Unrealized gains on credit default swap transactions	340,290
Unrealized gains on forward foreign currency exchange contracts	3,171,483
Premiums paid on credit default swap transactions	176,147
Prepaid structuring fee (See Note 4)	1,656,989

Total assets	916,219,852

Liabilities
Dividends payable applicable to common shareholders	4,554,707
Payable for securities purchased	19,334,474
Unrealized losses on credit default swap transactions	377,722
Unrealized losses on forward foreign currency exchange contracts	1,868,740
Premiums received on credit default swap transactions	1,020,610
Payable for reverse repurchase agreements	100,280,782
Secured borrowing payable	49,978,610
Payable to investment advisor (See Note 4)	1,600,000
Advisory fee payable	123,835
Due to other related parties	31,418
Accrued expenses and other liabilities	609,865

Total liabilities	179,780,763

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends payable of $35,058	80,035,058

Net assets applicable to common shareholders	$656,404,031

Net assets applicable to common shareholders represented by
Paid-in capital	$780,363,049
Overdistributed net investment income	(4,621,347)
Accumulated net realized losses on investments	(152,723,633)
Net unrealized gains on investments	33,385,962

Net assets applicable to common shareholders	$656,404,031

Net asset value per share applicable to common shareholders
Based on $656,404,031 divided by 42,055,000 common shares issued and outstanding (100,000,000 common shares authorized)	$15.61

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Interest (net of foreign withholding taxes of $13,075)	$64,617,700
Income from affiliated issuers	354,216
Dividends	191,445
Securities lending	81,627

Total investment income	65,244,988

Expenses
Advisory fee	4,618,701
Administrative services fee	419,882
Transfer agent fees	34,803
Trustees’ fees and expenses	24,037
Printing and postage expenses	161,974
Custodian and accounting fees	271,582
Professional fees	159,250
Secured borrowing fees	8,755,400
Auction agent fees	203,447
Interest expense	2,672,587
Other	69,429

Total expenses	17,391,092
Less: Fee waivers and expense reimbursements	(8,211,894)

Net expenses	9,179,198

Net investment income	56,065,790

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(105,494,692)
Foreign currency related transactions	21,251,291
Futures contracts	(1,129,141)
Interest rate swap transactions	(19,026)
Credit default swap transactions	2,661,785

Net realized losses on investments	(82,729,783)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	237,592,597
Foreign currency related transactions	(18,031,582)
Futures contracts	137,457
Interest rate swap transactions	18,968
Credit default swap transactions	(9,520)

Net change in unrealized gains or losses on investments	219,707,920

Net realized and unrealized gains or losses on investments	136,978,137
Dividends to preferred shareholders from net investment income	(1,398,858)

Net increase in net assets applicable to common shareholders resulting from operations	$191,645,069

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations
Net investment income	$56,065,790	$70,646,241
Net realized losses on investments	(82,729,783)	(15,060,613)
Net change in unrealized gains or losses on investments	219,707,920	(209,925,391)
Dividends to preferred shareholders from net investment income	(1,398,858)	(12,409,243)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	191,645,069	(166,749,006)

Distributions to common shareholders from
Net investment income	(92,405,516)	(54,654,678)
Tax basis return of capital	(9,350,761)	0

Total distributions to common shareholders	(101,756,277)	(54,654,678)

Total increase (decrease) in net assets applicable to common shareholders	89,888,792	(221,403,684)
Net assets applicable to common shareholders
Beginning of period	566,515,239	787,918,923

End of period	$656,404,031	$566,515,239

Undistributed (overdistributed) net investment income	$(4,621,347)	$26,192,133

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

October 31, 2009

Cash flows from operating activities:
Net increase in net assets resulting from operations	$191,645,069
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(913,634,928)
Proceeds from sales of securities	1,068,450,094
Paydowns	35,748,359
Amortization	(9,857,568)
Swap payments received	2,732,101
Preferred Share distributions	1,398,858
Sale of short-term investment securities, net	(5,340,473)
Decrease in dividends and interest receivable	6,679,583
Decrease in receivable for securities sold	4,179,284
Decrease in principal paydown receivable	188,680
Decrease in receivable for daily variation margin on open futures contracts	23,984
Increase in premiums paid on credit default swap transactions	(176,147)
Amortization of prepaid structuring fee	1,063,743
Decrease in receivable for securities lending income	309
Increase in segregated cash	332,000
Decrease in other assets	18,225
Decrease in payable for securities purchased	(894,161)
Decrease in payable for securities on loan	(4,714,744)
Increase in premiums received on credit default swap transactions	640,167
Increase in advisory fee payable	87,956
Increase in due to other related parties	27,514
Increase in accrued expenses and other liabilities	84,645
Unrealized appreciation on securities	(237,592,597)
Unrealized appreciation on swaps	(9,448)
Unrealized appreciation on futures	(137,457)
Unrealized depreciation on foreign currency related transactions	18,031,582
Net realized gain on swaps	(2,642,759)
Net realized loss on securities	105,494,692

Net cash provided by operating activities	261,826,563

Cash flows from financing activities:
Cash distributions paid on preferred shares	(1,471,589)
Cash distributions paid on common shares	(101,756,277)
Increase in reverse repurchase agreements	100,280,782
Decrease in payable to investment advisor for structuring fee	(1,066,667)
Decrease in secured borrowing	(250,984,720)

Net cash used in financing activities	(254,998,471)

Net increase in cash	6,828,092

Cash (including foreign currency):
Beginning of period	$(1,396,691)

End of period	$5,431,401

Supplemental cash disclosure:
Cash paid for interest	$3,355,136

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income consistent with its overall exposure to domestic interest rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 29, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

NOTES TO FINANCIAL STATEMENTS continued

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

e. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign

NOTES TO FINANCIAL STATEMENTS continued

currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

f. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

g. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

h. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

i. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll

NOTES TO FINANCIAL STATEMENTS continued

transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

j. Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

k. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future

NOTES TO FINANCIAL STATEMENTS continued

payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

l. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

m. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

n. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains and losses, premium amortization, mortgage paydown gains and losses and consent fees. During the year ended October 31, 2009, the following amounts were reclassified:

Overdistributed net investment income	$6,925,104
Accumulated net realized losses on investments	(6,925,104)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.82% of the Fund’s average daily net assets applicable to common shareholders.

First International Advisers, LLC, an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2009, EIMC contractually waived its advisory fee in the amount of $4,618,701 and contractually reimbursed other expenses in the amount of $3,593,193. These contractual waivers and reimbursements were put in place to ensure the costs incurred by the Fund

NOTES TO FINANCIAL STATEMENTS continued

under the Facility (see Note 4) would not exceed the sum of the costs that would have been incurred if the Preferred Shares had not been redeemed minus 0.05% of the average outstanding borrowings under the Facility.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended October 31, 2009, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended October 31, 2009, the Fund paid brokerage commissions of $180 to broker-dealers affiliated with Wells Fargo.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended October 31, 2009 and the year ended October 31, 2008, the Fund did not issue any common shares.

The Fund currently has 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”) issued and outstanding consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the year ended October 31, 2009, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 1.75% during the year ended October 31, 2009 includes the maximum rate for the dates on which auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

NOTES TO FINANCIAL STATEMENTS continued

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class.

The Fund had secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a pro rata portion of each of its series of Preferred Shares. The Facility is available to the Fund until April 30, 2011. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 9.50%. Prior to December 29, 2008, the LIBOR rate was LIBOR plus 4%. During the year ended October 31, 2009 the Fund reduced its borrowing under the Facility from $300,000,000 to $50,000,000. During the year ended October 31, 2009, the Fund incurred an effective interest rate of 1.70% on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility and paid interest of $2,392,159, representing 0.42% of the Fund’s average daily net assets applicable to common shareholders. The Fund has pledged its assets to secure borrowings under the Facility. The Fund pays, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The Fund had paid a liquidity fee at an annual rate of 0.50% until December 29, 2008 and a program fee at an annual rate of 0.75% until December 29, 2008. A structuring fee of $3,200,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the year ended October 31, 2009, the Fund recognized amortization expense of $1,063,743. The Fund will reimburse EIMC over the three year period.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 2009:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$122,859,040	$615,384,675	$155,791,390	$713,762,823

NOTES TO FINANCIAL STATEMENTS continued

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$0	$0	$3,014,385	$3,014,385
Closed end mutual fund shares	2,546,460	0	0	2,546,460
Mortgage-backed securities	0	205,381,267	0	205,381,267
Corporate debt securities	0	474,322,084	376,052	474,698,136
Loans	0	25,612,877	11,927,339	37,540,216
Debt securities issued by foreign governments	0	114,291,500	0	114,291,500
Short-term investments	43,654,613	0	0	43,654,613

	$46,201,073	$819,607,728	$15,317,776	$881,126,577

Further details on the major security types listed above can be found in the Schedule of Investments.

As of October 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$420,848	$0	$420,848

*

Other financial instruments include forwards and swap. The value of swap contracts consists of unrealized gains/losses and premiums paid/received on swap contracts as reflected on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate debt securities	Common stocks	Loans	Total

Balance as of November 1, 2008	0	$0	$0	$0
Realized gains or losses	0	0	0	0
Change in unrealized gains or losses	0	(1,346,974)	0	(1,346,974)
Net purchases (sales)	0	4,361,359	0	4,361,359
Transfers in and/or out of Level 3	376,052	0	11,927,339	12,303,391

Balance as of October 31, 2009	$376,052	$3,014,385	$11,927,339	$15,317,776

Change in unrealized gains or losses included in
earnings relating to securities still held at
October 31, 2009	$0	$(1,346,974)	$0	$(1,346,974)

As of October 31, 2009, the Fund had unfunded loan commitments of $6,698,260.

During the year ended October 31, 2009, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $57,230,204 with a weighted average interest rate of 0.49% and paid interest of $280,428, representing 0.05% of the Fund’s average daily net assets applicable to common shareholders. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 2009 was $100,358,732 (including accrued interest). At October 31, 2009, reverse repurchase agreements outstanding were as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date

$46,635,480	Credit Suisse	0.44%	11/20/2009
39,495,023	Goldman Sachs	0.30%	11/20/2009
14,150,279	Morgan Stanley	0.25%	11/20/2009

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $856,269,842. The gross unrealized appreciation and depreciation on securities based on tax cost was $47,709,873 and $22,853,138, respectively, with a net unrealized appreciation of $24,856,735.

As of October 31, 2009, the Fund had $145,619,630 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2014	2015	2016	2017

$10,962,010	$7,365,369	$37,840,778	$89,451,473

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009, the Fund entered into futures contracts, interest rate swaps and forward foreign currency exchange contracts for hedging purposes.

NOTES TO FINANCIAL STATEMENTS continued

As of October 31, 2009, the Fund did not have any open futures contracts but had an average contract amount of $18,431,001 in futures contracts during the year ended October 31, 2009.

At October 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

11/09/2009	3,625,000,000	JPY	$40,272,099	$38,131,805	$2,140,294
11/27/2009	792,500,000	JPY	8,805,127	8,362,969	442,158
11/27/2009	95,235,000	JPY	1,058,116	1,056,137	1,979

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2009	In Exchange for		U.S. Value at October 31, 2009	Unrealized Gain (Loss)

11/25/2009	947,100,000	JPY	$10,522,713	12,000,000	AUD	$10,779,605	$(256,892)
11/27/2009	17,252,820	EUR	25,388,747	2,340,000,000	JPY	25,998,734	(609,987)
11/27/2009	559,500,000	JPY	6,216,364	4,226,150	EUR	6,219,079	(2,715)
11/30/2009	542,611,785	JPY	6,028,819	82,270,000	MXN	6,209,713	(180,894)
12/02/2009	3,906,548	EUR	5,748,697	6,145,000	CAD	5,679,140	69,557
12/07/2009	1,000,000,000	JPY	11,111,204	7,040,023	GBP	11,551,950	(440,746)
12/07/2009	668,569	GBP	1,097,053	95,235,000	JPY	1,058,176	38,877
01/13/2010	1,019,766,250	JPY	11,333,709	15,725,000	NZD	11,226,855	106,854

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

11/09/2009	282,150,000	JPY	$3,134,558	$3,194,416	$59,858
11/16/2009	540,094	EUR	794,806	755,348	(39,458)
11/16/2009	611,914	EUR	900,498	855,144	(45,354)
12/01/2009	7,380,000	EUR	10,860,095	10,584,839	(275,256)
12/01/2009	970,000	EUR	1,427,411	1,409,973	(17,438)
12/01/2009	14,460,000	EUR	21,278,722	21,558,414	279,692
04/15/2010	1,848,700	EUR	2,718,541	2,750,755	32,214

The Fund had average market values of $138,045,566 and $55,711,932 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2009.

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total

NOTES TO FINANCIAL STATEMENTS continued

return. At October 31, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	Goldman Sachs	Motorola, Inc., 6.50%, 09/01/2025 #	BB+	$1,070,000	1.00%	Quarterly	$14,433	$97,160	$(82,727)
06/20/2014	Goldman Sachs	Expedia, Inc., 7.46%, 08/15/2018 #	BBB-	975,000	5.00%	Quarterly	(174,511)	(82,921)	(91,590)
06/20/2014	JPMorgan	Motorola, Inc., 6.50%, 09/01/2025 #	BB+	1,275,000	1.00%	Quarterly	17,198	78,987	(61,789)
06/20/2014	UBS	Expedia, Inc., 7.46%, 08/18/2018 #	BBB-	940,000	5.00%	Quarterly	(168,247)	(26,631)	(141,616)

Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/13/2049	Credit Suisse	Markit CMBX North America AAA.3 Index #	AAA	$1,015,000	0.08%	Monthly	$(208,767)	$(275,786)	$67,019
12/13/2049	Goldman Sachs	Markit CMBX North America AAA.3 Index #	AAA	1,760,000	0.08%	Monthly	(362,001)	(635,272)	273,271

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

@	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.

The Fund had an average notional balance on credit default swaps of $17,752,492 during the year ended October 31, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On October 31, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability positions amounted to $913,526. As of October 31, 2009, the Fund had segregated $1,070,000 as cash collateral for outstanding swap transactions.

NOTES TO FINANCIAL STATEMENTS continued

As of October 31, 2009, the Fund did not have any open interest rate swap contracts but had an average contract amount of $8,088,889 in interest rate swap contracts during the year ended October 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized gains on investments	$3,171,483	Unrealized losses on forward foreign currency exchange contracts, Net assets – Net unrealized gains on investments	$1,868,740
Credit contracts	Unrealized gains on credit default swap transactions, Net assets – Net unrealized gains on investments	340,290	Unrealized losses on credit default swap transactions, Net assets – Net unrealized gains on investments	377,722
	Premiums paid on credit default swap transactions	176,147	Premiums received on credit default swap transactions	1,020,610

		$3,687,920		$3,267,072

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Interest Rate Swaps	Credit Default Swaps	Total

Interest rate contracts	$(1,129,141)	$0	$(19,026)	$0	$(1,148,167)
Forward foreign currency contracts	0	23,172,825	0	0	23,172,825
Credit contracts	0	0	0	2,661,785	2,661,785

	$(1,129,141)	$23,172,825	$(19,026)	$2,661,785	$24,686,443

	Change in Unrealized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Interest Rate Swaps	Credit Default Swaps	Total

Interest rate contracts	$137,457	$0	$18,968	$0	$156,425
Forward foreign currency contracts	0	(17,931,426)	0	0	(17,931,426)
Credit contracts	0	0	0	(9,520)	(9,520)

	$137,457	$(17,931,426)	$18,968	$(9,520)	$(17,784,521)

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Capital Loss	Book/Tax
Appreciation	Carryovers	Differences

$26,319,077	$145,619,630	$(4,658,465)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$93,804,374	$67,063,921
Return of Capital	9,350,761	0

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and Evergreen Investment Services, Inc. (“EIS”) have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available

NOTES TO FINANCIAL STATEMENTS continued

information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

October 16, 2009	November 16, 2009	December 1, 2009	$0.1083
November 20, 2009	December 15, 2009	January 4, 2010	$0.1083
December 11, 2009	January 19, 2010	February 1, 2010	$0.1083

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Multi-Sector Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Multi-Sector Income Fund as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Multi-Sector Income Fund as of October 31, 2009, the results of its operations, changes in its net assets, its cash flows and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 29, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $103,155,135 during the year ended October 31, 2009 of which 90.94% was from ordinary taxable income and 9.06% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2010 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2009.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (“TAG”), First International Advisers, LLC (together with TAG, the “Sub-Advisors”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Multi-Sector Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisors, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds,

ADDITIONAL INFORMATION (unaudited) continued

their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisors with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds (other than the closed-end funds) pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, that Wells Fargo Advisors and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisors formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the

ADDITIONAL INFORMATION (unaudited) continued

in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisors were consistent with EIMC’s and the Sub-Advisors’ respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the total return performance of the Fund (measured at net asset value) was below that of the broad-based securities index against which the Trustees compared the Fund’s performance, and in the third quintile of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fee paid by most of the non-Evergreen mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

568263 rv7 12/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended October 31, 2009 and October 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008
Audit fees	$61,650	$53,175
Audit-related fees	$0	$0
Tax fees (1)	$10,000	$727
Non-audit fees (2)	$480,000	$912,374
All other fees	$0	$0

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Global Dividend Opportunity Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I.     Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.     Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V.     Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.     Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.     Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX.      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chair of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting GuidelinesThe following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

o	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
o	Serving as liaison between the chairman and the independent directors,
o	Approving information sent to the board,
o	Approving meeting agendas for the board,
o	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
o	Having the authority to call meetings of the independent directors,
o	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has:

(1) A shareholder approved poison pill in place; or

(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:

o	A minimum vesting of three years for stock options or restricted stock; or
o	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Michael William Lee is the Director of Trading and Senior Portfolio Manager for Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Michael has been with Evergreen or one of its predecessor firms since 1992.

Tony Norris is Managing Director, Chief Investment Officer and Senior Portfolio Manager with Evergreen International Advisors. Tony has been with Evergreen or one of its predecessor firms since 1990.

Alex Perrin is the Director of Research and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Alex has been with Evergreen or one of its predecessor firms since 1992.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors. Peter is one of four senior member of the investment team that forms the Investment Strategy Committee. Peter has been with Evergreen or one of its predecessor firms since 1989.

Richard Applebach, CFA is a Director and Senior Portfolio Specialist for Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2005. Prior to joining Tattersall, he served as an Institutional Client Manager for Evergreen (2002-2005) and as a Fixed Income Portfolio Manager with INVESCO (2000-2002).

Christopher Kauffman, CFA is an Associate Director and Senior Portfolio Manager wit the Multi-Strategy Fixed Income team of Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2003. Previously, he served as Investment Officer for NISA Investment Advisors (1997-2003).

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund's most recent period ended October 31, 2009.

Portfolio Manager		(Assets in thousands)

Peter Wilson	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Anthony J. Norris	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Alex Perrin	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Michael Lee	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Richard Applebach	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund	$1,192,249
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen U.S. Government Fund	474,213
	TOTAL	$2,559,134
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	1
	Assets of other accounts managed	$109,686
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Applebach is not fully responsible for the management of the entire portfolios of Evergreen Multi Sector Income Fund. As of October 31, 2009, he was responsible only for approximately $289.4 million of the $887.0 million in assets in this fund.

Chris Kauffman	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund	$1,192,249
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen U.S. Government Fund	474,213
	TOTAL	$2,559,134
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Kauffman is not fully responsible for the management of the entire portfolios of Evergreen Multi Sector Income Fund. As of October 31, 2009, he was responsible only for approximately $289.4 million of the $887.0 million in assets in this fund.

CONFLICTS OF INTEREST

EIMC, TAG. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC or TAG receives a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

The compensation structure for EIMC's portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds' fiscal year ended October 31, 2008. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager's Wells Fargo deferred compensation plan exposure to Evergreen funds.

Evergreen Multi Sector Income Fund

Michael Lee                    None

Tony Norris                     None

Alex Perrin                      None

Peter Wilson                   None

Richard Applebach           None

Christopher Kauffman       None

Evergreen Family of Funds

Michael Lee                    None

Tony Norris                     None

Alex Perrin                      None

Peter Wilson                   None

Richard Applebach           $100,001 - $500,000

Christopher Kauffman       None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Multi-Sector Income Fund

By: /s/ W. Douglas Munn
W. Douglas Munn
Principal Executive Officer

Date: February 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ W. Douglas Munn
W. Douglas Munn
Principal Executive Officer

Date: February 10, 2010

By: /s/ Kasey Phillips
Kasey Phillips
Principal Financial Officer

Date: February 10, 2010